UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                            reported): June 16, 2005

                           Build-A-Bear Workshop, Inc.
                -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

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     Delaware                    001-32320                    43-1883836
----------------------      -------------------      ---------------------------
 (State or Other                (Commission                 (IRS Employer
 Jurisdiction of                File Number)             Identification No.)
  Incorporation)
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      1954 Innerbelt Business Center Drive                     63114
              St. Louis, Missouri                        ------------------
--------------------------------------------------           (Zip Code)
    (Address of Principal Executive Offices)
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                                 (314) 423-8000
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.
-------------------------------------------------------------

            On June 16, 2005, Build-A-Bear Workshop, Inc. (the "Company") entered into a second amendment to the Public Warehouse Agreement dated April 5, 2002 between the Registrant and JS Warehousing, Inc. (f/k/a JS Logistics, Inc.), as amended (filed as Exhibit 10.25 to the Company's registration statement on Form S-1, filed with the Commission on August 12, 2004). The amendment to the agreement (i) extends the termination date until August 31, 2006 from May 15, 2005; and (ii) establishes the monthly storage fee during the term of the agreement as well as certain other fees and rates in the event of the earlier termination of the agreement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BUILD-A-BEAR WORKSHOP, INC.


Date: June 21, 2005              By: /s/ Tina Klocke
                                     -----------------------------------
                                      Name: Tina Klocke
                                      Title: Chief Financial Bear, Secretary and
                                      Treasurer